UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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IHS MARKIT LTD.

(Name of Registrant as Specified in its Charter)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of
Proxy
Materials for the Shareholder Meeting to Be Held on April 16,
2020.
IHS MARKIT LTD.
Meeting Information
Meeting Type:
Annual General Meeting
For holders as of:    February 20, 2020
Date:    April 16, 2020    Time: 9:00 AM, Local Time
Location: IHS Markit Corporate Headquarters 4th Floor, Ropemaker Place
25 Ropemaker Street London EC2Y 9LY United Kingdom
IHS MARKIT LTD.
4TH FLOOR, ROPEMAKER PLACE
25 ROPEMAKER STREET LONDON EC2Y 9LY UNITED KINGDOM
You are receiving this communication because you hold shares in the company named above.
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We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

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The Board of Directors recommends you vote FOR the following:
1. Election of Directors
Nominees:
1a. Lance Uggla
1b. John Browne (The Lord Browne of Madingley) 1c. Ruann F. Ernst
1d. William E. Ford
1e. Jean-Paul L. Montupet 1f. Deborah K. Orida
1g. James A. Rosenthal
The Board of Directors recommends you vote FOR proposals 2 and 3:
2. To approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers.
3. To approve the appointment of Ernst & Young LLP as the Company’s independent registered public accountants until the close of the next Annual General Meeting of Shareholders and to authorize the Company’s Board of Directors, acting by the Audit Committee, to determine the remuneration of the independent registered public accountants.
NOTE: In their discretion, the proxies are authorized to transact such other business as may properly come before the meeting or any adjournment thereof.

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